                                                                    EXHIBIT 10.1




                                 TEAMSTAFF, INC.




                      SERIES A CONVERTIBLE PREFERRED STOCK


                               PURCHASE AGREEMENT

TABLE OF CONTENTS                                                                                            PAGE
-----------------                                                                                            ----

1.      Authorization and Sale of Series A Convertible Preferred Stock...........................................1
        --------------------------------------------------------------

        1.1      Authorization...................................................................................1
                 -------------
        1.2      Sale............................................................................................1
                 ----

2.      Closing; Delivery........................................................................................2
        -----------------

        2.1      Closing.........................................................................................2
        ---      -------
        2.2      Delivery........................................................................................2
                 --------

3.      Representations and Warranties of the Company

        3.1      Representations and Warranties from the Merger Agreement........................................2
                 --------------------------------------------------------
        3.2      Authorization...................................................................................2
                 -------------
        3.3      Validity of the Shares..........................................................................3
                 ----------------------
        3.4      Compliance with Other Instruments...............................................................3
                 ---------------------------------
        3.5      Governmental Consents...........................................................................3
                 ---------------------
        3.6      Offering........................................................................................3
                 --------
        3.7      Finders' Fees...................................................................................4
                 -------------
        3.8      Registration Rights.............................................................................4
                 -------------------
        3.9      Disclosure......................................................................................4
                 ----------

4.      Representations and Warranties of the Purchasers.:.......................................................4
        ------------------------------------------------

        4.1      Power and Authority.............................................................................4
                 -------------------
        4.2      Due Execution...................................................................................4
                 -------------
        4.4      Government Consents.............................................................................6
                 -------------------
        4.5      Finders' Fees...................................................................................6
                 -------------

5.      Conditions to Purchaser's Obligations at Closing.........................................................6
        ------------------------------------------------

        5.1      Representations and Warranties..................................................................6
                 ------------------------------
        5.2      Performance.....................................................................................6
                 -----------
        5.3      Qualifications..................................................................................6
                 --------------
        5.4      Certificate.....................................................................................6
                 -----------
        5.5      Bylaws..........................................................................................6
                 ------
        5.6      Legal Investment................................................................................6
                 ----------------
        5.7      Opinion of the Company's Counsel................................................................7
                 --------------------------------
        5.8      Proceedings and Documents.......................................................................7
                 -------------------------
        5.9      Registration Rights Agreement...................................................................7
                 -----------------------------
        5.10     Secretary's Certificate.........................................................................7
                 -----------------------
        5.11     Certificate of Good Standing....................................................................7
                 ----------------------------

6.      Conditions to the Company's Obligations at Closing.......................................................7
        ---------------------------------------------------

        6.1      Representations and Warranties..................................................................7
                 ------------------------------
        6.2      Performance.....................................................................................7
                 -----------
        6.3      Qualifications..................................................................................7
                 --------------

        6.4      Legal Investment................................................................................8
                 ----------------
        6.5      Articles........................................................................................8
                 --------
        6.6      Investor Rights Agreement.......................................................................8
                 -------------------------

7.      Miscellaneous............................................................................................8
        -------------

        7.1      Indemnification.................................................................................8
                 ---------------
        7.2      Entire Agreement................................................................................8
                 ----------------
        7.3      Survival of Representations and Warranties......................................................9
                 ------------------------------------------
        7.4      Governing Law...................................................................................9
                 -------------
        7.5      Counterparts....................................................................................9
                 ------------
        7.6      Headings........................................................................................9
                 --------
        7.7      Notices.........................................................................................9
                 -------
        7.8      Attorneys' Fees................................................................................10
                 ---------------
        7.9      Severability...................................................................................10
                 ------------
        7.10     Delays or Omissions............................................................................10
                 -------------------


Exhibits
--------

Exhibit A       Certificate of Designations, Preferences, Rights and Number of
                Shares of Series A Convertible Preferred Stock
Exhibit B       Disclosure Schedule
Exhibit C       Opinion of the Company's Counsel
Exhibit D       Registration Rights Agreement

                                 TEAMSTAFF, INC.

             SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT


        This Series A Convertible Preferred Stock Purchase Agreement (the "AGREEMENT") is entered into as of the __ day of April 2001, by and among TeamStaff, Inc., a New Jersey corporation (the "COMPANY"), and BrightLane, Inc. (the "PURCHASER").

        WHEREAS, the Purchaser, the Company and TeamSub, Inc., a Georgia corporation that is a wholly-owned subsidiary of the Company ("TEAMSUB"), are parties to that certain Agreement and Plan of Merger dated as of March 6, 2001, as amended (the "MERGER AGREEMENT"), wherein the Purchaser will merge with and into TeamSub and become a wholly-owned subsidiary of the Company.

        WHEREAS, the Company desires to enter into this Agreement with the Purchaser to raise additional capital through the sale and issuance of shares of its preferred stock to the Purchaser;

        WHEREAS, the Purchaser desires to enter into this Agreement to acquire shares of preferred stock of the Company on the terms and conditions set forth herein; and

        WHEREAS, as a material inducement to Purchaser to invest in the Company, Purchaser is relying on the representations and warranties of the Company set forth herein;

        NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties to this Agreement mutually agree as follows:


        1.      Authorization and Sale of Series A Convertible Preferred Stock.

                1.1 Authorization. The Company has authorized the issuance and sale of up to an aggregate of 3,500,000 shares of its Series A Convertible Preferred Stock, par value of $.01 per share (the "SHARES"), having the rights, powers, preferences, privileges and restrictions set forth in the Company's Certificate of Designations, Preferences, Rights and Number of Shares of Series A Convertible Preferred Stock a copy of which is attached hereto as Exhibit A (the "ARTICLES").

                1.2 Sale Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase from the Company, and the Company agrees to sell and issue to such Purchaser the Shares for the aggregate purchase price of $3,500,000.

                1.3 Holding Period In no event shall Purchaser sell, transfer, pledge, hypothecate or assign in any manner any Shares prior to the earlier of (i) September 30, 2001 or (ii) the termination of the Merger Agreement (as provided for therein). Any such sale, transfer, pledge, hypothecation or assignment in any manner any Shares by Purchaser prior to the earlier of (i) September 30, 2001 or (ii) the termination of the Merger Agreement (as provided for therein) shall be void. Thereafter, Purchaser may sell, transfer, pledge, hypothecate or assign any Shares as allowed by and in accordance with applicable surities laws.


        2       Closing; Delivery.

                2.1 Closing. The closing of the purchase and sale of up to an aggregate of 3,500,000 Shares (the "CLOSING"), shall take place at the offices of Morris, Manning & Martin, LLP, 1600 Atlanta Financial Center, 3343 Peachtree Road, NE, Atlanta, Georgia 30326, or at such other place or date as the Parties may agree in writing.


                2.2 Delivery. At the Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchasers certificates, in such denominations as the Purchaser may designate by notice to the Company, representing the Shares, dated the date of the Closing, against payment of the purchase price therefor by wire transfer, cancellation of indebtedness, a check or checks made payable to the order of the Company, or any combination of the above or by such other means as shall be mutually agreeable to the Purchasers and the Company.

        3       Representations and Warranties of the Company. Subject to and
except as disclosed by the Company in the Disclosure Schedule attached hereto as Exhibit B and incorporated herein by reference (the "DISCLOSURE SCHEDULE"), the Company represents and warrants to the Purchasers as follows:

                3.1 Representations and Warranties from the Merger Agreement. The Company acknowledges that it has reviewed the representations and warranties set forth in Article 3 of the Merger Agreement, including the TeamStaff Disclosure Schedule relating thereto. The Company hereby represents and warrants that the following representations and warranties from Article 3 of the Merger Agreement, and the relating disclosures set forth on the TeamStaff Disclosure Schedule, which are incorporated herein by this reference and made a part hereof, remain true and correct in all respects as of the date hereof as they relate to the Company only (and not including those representations, warranties and TeamStaff Disclosure Schedule statements relating to TeamSub):
3.1 (Organization and Qualification of TeamStaff and TeamSub); 3.2 (Subsidiaries); 3.7 (Capitalization of TeamStaff and TeamSub); 3.8 (Title to Assets); 3.9 (SEC Documents: Financial Statements)(subject to the letter dated April 5, 2001 to the Company from the Securities and Exchange Commission regarding 10-K and 10-Q comments); 3.11 (No Material Adverse Changes); 3.12 (Absence of Undisclosed Liabilities); 3.13 (Compliance); 3.14 (Litigation); 3.15 (Tax Matters); 3.16 (Employees); 3.17 (Employee Benefit Plans); 3.18 (Contracts); 3.19 (Environment, Health and Safety); 3.20 (Real Property Interests); 3.21 (Intellectual Property); 3.22 (Tangible Assets); 3.23 (Notes and Accounts Receivable); 3.28 (Transactions with Affiliates); and 3.29 (Insurance).3.2 Authorization. All corporate action on the part of the Company and its officers, directors and shareholders necessary for the authorization, execution and delivery by the Company of this Agreement and the Registration Rights Agreement (as defined below), the performance of all the Company's obligations hereunder and thereunder, and the authorization, issuance, sale and delivery of the Shares and the Common Stock issuable upon conversion thereof (the "UNDERLYING COMMON STOCK") has been taken or will be taken prior to the Closing. This Agreement and the Registration Rights Agreement, when executed and delivered by the Company and the parties hereto and thereto, shall constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, and rules and laws governing specific performance, injunctive relief and other equitable remedies.

                3.3 Validity of the Shares. The sale of the Shares and the subsequent conversion of the Shares into the Underlying Common Stock are not and will not be subject to any preemptive rights, rights of first refusal or other preferential rights that have not been waived, and the Shares when issued, sold and delivered in accordance with the terms of this Agreement and the Underlying Common Stock when issued upon conversion of the Shares in accordance with the Articles will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances (other than those created by the Purchaser); provided, however, that the Shares and the Underlying Common Stock may be subject to restrictions on transfer under state and/or federal securities laws.


                3.4 Compliance with Other Instruments. The Company is not in violation of any provisions of its Articles or its Bylaws, as amended and in effect on and as of the Closing, or of any provisions of any material agreement or any judgment, decree or order by which it is bound or any statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement and the Registration Rights Agreement, and the issuance and sale of the Shares pursuant hereto and the Underlying Common Stock pursuant to the Articles, will not result in any such violation or be in conflict with or constitute a default under any such provisions, result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company, or require the consent of, or any prior filing with or notice to, any third party.

                3.5 Governmental Consents. All consents, approvals, orders or authorization of, or registrations, qualifications, designations, declarations or filings with any federal or state governmental authority on the part of the Company required in connection with the valid execution and delivery of this Agreement and the Registration Rights Agreement, the offer, sale or issuance of the Shares and the Underlying Common Stock, or the consummation of any other transaction contemplated hereby have been obtained, or will be obtained prior to the Closing, except for notices required to be filed with certain state and federal securities commissions after the Closing, which notices will be filed on a timely basis.

                3.6 Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4 hereof, the offer, issuance and sale of the Shares are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "1933 ACT"), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

                3.7 Finders' Fees. The Company (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Purchaser harmless from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its employees or representatives is responsible.

                3.8 Registration Rights. Except as provided in the Registration Rights Agreement, the Company is not under any obligation to register (as defined in the Registration Rights Agreement) any of its presently outstanding securities or any of its securities that may hereafter be issued; provided, however, certain former shareholders of HR2, Inc. have piggyback registration rights on certain outstanding securities.

                3.9 Disclosure. The representations and warranties made by the Company in this Agreement, together with any financial statements, certificates, schedules or exhibits prepared and furnished or to be prepared pursuant hereto do not contain and will not contain any untrue statement of material fact, and do not omit and will not omit to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were furnished, when considered as a whole in relation to all the disclosures made by the Company to the Purchasers. There is no event, fact or condition known to the Company and specifically relating to the Company that has had, or that reasonably would be expected to have, a material adverse effect on the Company that has not been set forth in this Agreement or the Disclosure Schedule.


        4       Representations and Warranties of the Purchasers. Each Purchaser
hereby represents and warrants to the Company as follows:

                4.1 Power and Authority. The Purchaser has the requisite power and authority to enter into this Agreement, to purchase the Shares subject to all of the terms of the Articles hereunder, and to carry out and perform its obligations under the terms of this Agreement.

                4.2 Due Execution. This Agreement has been duly authorized, executed and delivered by the Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and legally binding obligation of the Purchaser, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, and rules and laws governing specific performance, injunctive relief and other equitable remedies.

                4.3     Investment Representations.

                        (a) This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Company, which by its acceptance hereof the Purchaser hereby confirms, that the Shares, and any Underlying Common Stock to be received by it will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that it has no present intention of selling, granting participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that it does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer or grant participations to such person, or to any third person, with respect to any of the Shares or any Underlying Common Stock.

                        (b) The Purchaser understands that the Shares and the Underlying Common Stock have not been registered under the 1933 Act on the grounds that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the 1933 Act, and that the Company's reliance on such exemption is predicated in part on the Purchaser's representations set forth herein. The Purchaser realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Purchaser has in mind merely acquiring the Shares for a fixed or determined period in the future, or for a market rise, or for sale if the market does not rise. The Purchaser does not have any such intention.

                        (c) The Purchaser represents that it is able to fend for itself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment. The Purchaser is an "accredited investor" within the meaning of Rule 501 under the 1933 Act and was not organized for the specific purpose of acquiring the Shares.

                        (d) The Purchaser understands that the Shares and the Underlying Common Stock may not be sold, transferred or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares (or the Underlying Common Stock) or an available exemption from registration under the 1933 Act, the Shares (and the Underlying Common Stock) must be held indefinitely. In particular, the Purchaser is aware that the Shares (and the Underlying Common Stock) may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of that Rule are met.

                        (e) Purchaser understands that each certificate representing the Shares and the Underlying Common Stock will be endorsed with a legend substantially as follows:

                THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY AS TO THE AVAILABILITY OF AN EXEMPTION FROM THE

                REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

                4.4 Government Consents. No consent, approval or authorization of or designation, declaration or filing with any state, federal, or foreign governmental authority on the part of the Purchaser because of any special characteristic of such Purchaser is required in connection with the valid execution and delivery of this Agreement or the Rights Agreement.

                4.5 Finders' Fees. The Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (ii) hereby agrees to indemnify and to hold the Company and any other Purchaser, should such additional Purchaser be included by the Company, harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its employees or representatives are responsible.


        5       Conditions to Purchaser's Obligations at Closing. The
obligations of the Purchasers to purchase the Shares at any Closing (except as noted below) are subject to the fulfillment on or before such Closing of each of the following conditions.

                5.1 Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true and correct in all material respects on and as of any Closing hereunder with the same force and effect as if they had been made at such Closing.

                5.2 Performance. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it on or before such Closing hereunder.

                5.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required prior to and in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of any Closing hereunder, except for notices required to be filed with certain state and federal securities commissions after the Closing.

                5.4 Certificate. The Company shall have duly filed with the Secretary of State of the State of New Jersey the Articles, which shall be in full force and effect.

                5.5 Bylaws. The Company's Bylaws shall be in form and substance reasonably satisfactory to Purchasers and their counsel.

                5.6 Legal Investment. At the time of any Closing hereunder, the purchase of the Shares by the Purchasers hereunder shall be legally permitted by all laws and regulations to which they or the Company are subject.

                5.7 Opinion of the Company's Counsel. The Purchasers shall have received from counsel to the Company an opinion letter substantially in the form attached hereto as Exhibit C, addressed to them, dated the date of any Closing hereunder.

                5.8 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at any Closing hereunder and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their counsel, and the Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                5.9 Registration Rights Agreement. The Company shall have executed and delivered a registration rights agreement substantially in the form attached hereto as Exhibit D (the "Registration Rights Agreement").

                5.10 Secretary's Certificate. There shall have been delivered to the Purchasers a certificate, dated as of any Closing hereunder, signed by the Company's Secretary or an Assistant Secretary and in form and substance satisfactory to the Purchasers, that shall certify (i) the names of its officers authorized to sign this Agreement, the certificates for purchased Shares and the other documents, instruments or certificates to be delivered pursuant to this Agreement by the Company or any of its officers, together with true signatures of such officers; (ii) that the copy of the Articles attached thereto is true, correct and complete; (iii) that the copy of the Bylaws attached thereto is true, correct and complete; and (iv) that the copy of Board of Directors' resolutions attached thereto evidencing the approval of this Agreement, the issuance of the purchased Shares and the other matters contemplated hereby were duly adopted and are in full force and.

                5.11 Certificate of Good Standing. There shall have been delivered to the Purchasers a Certificate of Good Standing for the Company from the Secretary of State of the State of New Jersey, dated within thirty (30) days of the Closing hereunder.


        6       Conditions to the Company's Obligations at Closing. The
obligations of the Company to issue and sell the Shares at any Closing hereunder are subject to the fulfillment on or before the Closing of each of the following conditions.

                6.1 Representations and Warranties. The representations and warranties made by the Purchaser in Section 4 shall be true and correct on and as of any Closing hereunder with the same force and effect as if they had been made at such Closing.

                6.2 Performance. The Purchaser shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by them on or before any Closing hereunder.

                6.3 Qualifications. All authorizations, approvals or permits, if any, to be obtained from any governmental authority or regulatory body of the United States or of any state that are required prior to and in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of any Closing hereunder.

                6.4 Legal Investment. At the time of any Closing hereunder, the purchase of the Shares by the Purchaser hereunder shall be legally permitted by all laws and regulations to which they or the Company are subject.

                6.5 Articles. The Secretary of State of the State of New Jersey shall have accepted the Articles for filing, and they shall be in full force and effect at any Closing hereunder.

                6.6 Investor Rights Agreement. The Purchasers shall execute and deliver a Registration Rights Agreement in substantially the form attached hereto as Exhibit D.


        7       Miscellaneous.

                7.1 Indemnification. Each party hereto shall indemnify and hold the other party harmless from and against any and all losses, claims, damages, expenses or liabilities (including, without limitation, the costs of any investigation or suit and counsel fees related thereto) asserted against, imposed upon or incurred by such other party resulting from a material breach by the indemnifying party of any of its representations, warranties or covenants made in this Agreement or from any material misrepresentation in or omission of a material fact that, in light of the circumstances under which it is made, is required to make any representation made in this Agreement, or any certificate to be furnished pursuant to this Agreement, not misleading. Promptly after receipt by an indemnitee (hereinafter an "INDEMNITEE") of notice of any complaint or the commencement of any action or proceeding with respect to which indemnification is being sought hereunder, the Indemnitee will notify the Company in writing of such complaint or of the commencement of such action or proceeding, but failure so to notify the Company will not relieve the Company from any liability which the Company may have hereunder or otherwise, except to the extent that such failure materially prejudices the Company's rights. If the Company so elects or is requested by the Indemnitee, the Company will assume the defense of such action or proceeding, including the employment of counsel reasonably satisfactory to the Indemnitee and the payment of the fees and disbursements of such counsel, and in such event the Indemnitee will cooperate in connection therewith as reasonably requested by the Company (subject to the expenses of the Indemnitee being reimbursed by the Company as provided above). If legal counsel to Indemnitee determines that having common counsel would present such counsel with a conflict of interest or if the Company fails to assume the defense of the action or proceeding in a timely manner, then the Indemnitee may employ separate counsel reasonably acceptable to the Company to represent or defend it in any such action or proceeding and the Company will pay the reasonable fees and disbursements of such counsel. In any action or proceeding the defense of which the Company assumes, the Indemnitee will have the right to participate in such litigation and to retain its own counsel at the Indemnitee's own expense.

                7.2 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                7.3 Survival of Representations and Warranties. All agreements, representations, and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby for a period of twenty-four (24) months.

                7.4 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York, without regard to its conflicts of law provisions.

                7.5 Counterparts. This Agreement may be executed in two or more counterparts, including by fax, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                7.6 Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                7.7 Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) upon personal delivery or delivery by nationally recognized overnight courier service, (ii) three (3) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, or (iii) upon transmission if sent by confirmed telecopy, addressed at:

                        If to the Company:

                        TeamStaff, Inc.
                        300 Atrium Drive
                        Somerset, NJ 08873
                        Attn: Donald Kappauf

                        With copies to:

                        Goldstein & DiGioia LLP
                        369 Lexington Avenue, 18th Floor
                        New York, NY 10017
                        Attn: Brian C. Daughney, Esq.

                        If to the Purchaser:

                        BrightLane.com, Inc.
                        Suite 200
                        3650 Mansell Road

                        Alpharetta, GA 30022
                        Attn: Vince Brannon

                        With copies to:

                        Morris, Manning & Martin, L.L.P.

                        1600 Atlanta Financial Center
                        3343 Peachtree Road N.E.
                        Atlanta, Georgia 30326
                        Facsimile No.:  (404) 365-9532
                        Attn:  Oby T. Brewer, Esq.

                7.8 Attorneys' Fees. Should any litigation or arbitration be commenced between the parties hereto concerning this Agreement, the party prevailing in such litigation or arbitration shall be entitled, in addition to such other relief as may be granted, to a reasonable sum for attorneys' fees and costs in such litigation or arbitration, which fees and costs shall be determined by the court or arbitrator, as the case may be.

                7.9 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                7.10 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Company or any Purchaser or any subsequent holder of any Shares upon any breach, default or noncompliance of any Purchaser, any subsequent holder of any Shares or the Company under this Agreement or under the Articles, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of the Company or the Purchaser of any breach, default or noncompliance under this Agreement or under the Articles or any waiver on the Company's or the Purchasers' part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement or the Articles, by law, or otherwise afforded to the Company and the Purchaser, shall be cumulative and not alternative.

                7.11 Amendments and Waivers. Except as otherwise expressly provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of the Company and the Purchaser (or their transferees).




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        IN WITNESS WHEREOF, the parties have executed this Stock Purchase
Agreement as of the date first above written.


                                        COMPANY:

                                        TEAMSTAFF, INC.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        PURCHASER:

                                        BRIGHTLANE.COM, INC.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------